Exhibit 99.1



                       TRUSTEE'S DISTRIBUTION STATEMENT

  THE                           TO THE HOLDERS OF:
BANK OF               Corporate Bond-Backed Certificates
  NEW                         Series 1997-BELLSOUTH-1
 YORK                         Class A-1 Certificates
                                       CUSIP NUMBER: 219-87H-AL9

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending : January 15, 2004

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INTEREST ACCOUNT
----------------
Balance as of    July 15,2003                                                                                         $0.00
      Schedule Income received on securities......................................................            $1,780,000.00
      Unscheduled Income received on securities................................................                       $0.00
      Schedule Interest received from Swap Counterparty....................................                           $0.00
      Unscheduled Interest received from Swap Counterparty..............................                              $0.00
      Interest Received on sale of Securties..............................................                            $0.00
LESS:
      Distribution to Class A-1 Holders..........................................        $1,051,286.00
      Distribution to Swap Counterparty..........................................                $0.00
      Trustee Fees...................................................................        $2,250.00
      Fees allocated for third party expenses............................                                           $750.00
Balance as of    January 15,2004                                                               Subtotal         $725,714.00


PRINCIPAL ACCOUNT
-----------------
Balance as of   July 15,2003                                                                                          $0.00
      Scheduled Principal payment received on securities....................................                          $0.00
      Principal received on sale of securities.............................                                           $0.00
LESS:
      Distribution to Class A-1 Holders.........................................             $725,714.00
      Distribution to Swap Counterparty.................................................           $0.00
Balance as of    January 15,2004                                                                 Subtotal       $725,714.00
                                                                                                 Balance              $0.00
                         UNDERLYING SECURITIES HELD AS OF:                             January 15,2004
                                                  $50,000,000 7.12% Debentures
                                                               Issued by
                                                  BELLSOUTH CAP FDG CORP
                                                  CUSIP# : 079-857-AF5
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